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                                                                   Exhibit 10.24

                                    TOWER 45
                                OPTION AGREEMENT

         This Option Agreement (the "AGREEMENT"), dated as of the 28th day of July, 1997, is entered into by and between TOWER REALTY OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (the "OPERATING PARTNERSHIP"), and DANA II ASSOCIATES LIMITED PARTNERSHIP (the "GRANTOR").

                                R E C I T A L S:

         A. The Grantor owns a limited partner interest in Tower 45 Associates Limited Partnership, a Delaware limited partnership (the "PARTNERSHIP").

         B. The Operating Partnership desires to purchase for cash and through a contribution to capital from the Grantor, and the Grantor desires to grant to the Operating Partnership, an option to acquire, on the terms and conditions set forth herein, all interests owned by the Grantor in the Partnership as set forth on Schedule A attached hereto and any other direct or indirect interests the Grantor may have, whether now owned or hereinafter acquired, in the Partnership, or in the properties owned by the Partnership (collectively, the "INTERESTS".)

         C. The Operating Partnership desires to acquire the Interests in connection with (i) the formation of Tower Realty Trust, Inc., a Maryland corporation (the "COMPANY"), which intends to qualify as a real estate investment trust and which is the sole general partner and a limited partner of the Operating Partnership, and (ii) the proposed initial public offering (the "IPO") and concurrent private placement (collectively, "OFFERINGS") of shares of the Company's common stock, par value $0.01 per share ("COMMON STOCK").

         NOW, THEREFORE, in consideration of ten dollars ($10.00) paid by the Operating Partnership to the Grantor, these premises, the mutual covenants and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Operating Partnership and Grantor agree as follows:


                              ARTICLE I: THE OPTION

         1.1 Grant of Option. The Grantor hereby irrevocably grants to the Operating Partnership the right and option (the "OPTION") to purchase for cash and through a contribution to the capital of the Operating Partnership all the Grantor's right, title and interest in the Interests, including but not limited to, the Interest set forth on Schedule A attached hereto, on the terms and conditions set forth herein.

         1.2 Term and Exercise of Option. The Option may be exercised by the Operating Partnership at any time from and after the date hereof through 5:00 p.m. on December 31, 1997 (the "OPTION TERMINATION DATE"); provided, that if on the Option Termination Date the Operating Partnership or the Grantor is prohibited by applicable law, or the Operating Partnership or the Grantor is subject to a stay, order, injunction, or similar limitation or any pending or threatened action or proceeding to enjoin, restrain, prohibit or assess substantial damages in respect of the exercise by the Operating Partnership of the Option, then the Option may be exercised by the Operating Partnership during the 10 business day period commencing on the first business day following the removal of each such prohibition, stay, order, injunction, action, proceeding or similar limitation in effect at that time. Subject to the foregoing, if the Operating Partnership does not exercise the Option by the Option Termination Date, such Option shall be deemed terminated and shall be of no further force or effect and the Grantor shall have no further obligations hereunder.
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         1.3 Acquisition Consideration. (a) The consideration (the "ACQUISITION
CONSIDERATION") to be received by each Grantor in respect of the contribution of the Grantor's Interests to the Operating Partnership shall be an amount equal to $300.00 (three hundred dollars). The Acquisition Consideration shall be paid in the form of a combination of (i) cash and/or (ii) units of limited partnership interest in the Operating Partnership ("OP UNITS"), in the percentages and allocations set forth on Schedule B attached hereto. To the extent a percentage of the Acquisition Consideration includes one or more OP Units, as set forth on Schedule B, the number of OP Units the Grantor shall be entitled to receive upon the exercise of the Option with respect to such percentage shall equal the quotient of

                           (A) the amount of Acquisition Consideration to be
                  paid in OP Units, divided by

                           (B) the midpoint of the proposed per share offering
                  price for the shares of Common Stock as set forth in the final preliminary prospectus included in the Company's Registration Statement on Form S-11 prepared and filed with the Securities and Exchange Commission in connection with the IPO.

         1.4 Lock-Up Agreements. The OP Units to be issued to the Grantor hereunder shall be subject to Lock-Up Agreements to be executed at the Closing (as hereinafter defined) by the Operating Partnership and the Grantor, substantially in the forms attached as Exhibits A and B attached hereto, whereby the Grantor will not be permitted to transfer OP Units for up to two years after the Closing, except as otherwise permitted under such agreement.


                         ARTICLE II: CLOSING PROCEDURES

         2.1 Purchase of Interests. Upon the Operating Partnership's exercise of the Option, the Grantor shall, in accordance with Section 2.2 hereof, transfer, assign, and convey to the Operating Partnership and the Operating Partnership shall accept as a contribution to its capital from the Grantor, all right, title and interest in and to the Interests, free and clear of all Encumbrances (as defined in Section 3.1(a)), in exchange for the Acquisition Consideration.

         2.2 Closing; Conditions to Obligations. (a) (i) The Operating Partnership shall exercise the Option by delivering to the Grantor a notice (the "OPTION NOTICE"), which notice shall state the date (the "CLOSING DATE") of the closing of the transactions contemplated by
         Section 2.1 (the "CLOSING"), which date shall be no less than 10 days and no more than 30 days following the date of such Option Notice.

                  (i) The Closing shall be held within the period specified in the Option Notice at the offices of Battle Fowler LLP, 75 East 55th Street, New York, New York, or at the offices of the attorneys for the lead underwriter of the IPO.

                  (ii) Following delivery of the Option Notice, the Operating Partnership and the Grantor will at or prior to the Closing execute and deliver all closing documents (the "CLOSING DOCUMENTS") required by the Operating Partnership pursuant to Section 2.3 and, pending the Closing, deposit such Closing Documents in escrow with Battle Fowler, LLP as escrow agent of the Operating Partnership (the "ESCROW AGENT").

         (b) The Closing will occur simultaneously with the closing of the Offerings (the "OFFERINGS CLOSING"); provided, that the Offerings Closing shall be deemed to have occurred only if that portion of the net proceeds from the Offerings which is to be contributed to the Operating Partnership by the Company is sufficient, as determined by the Operating Partnership in its reasonable discretion, to enable the Operating Partnership (i) to acquire all the Interests, and (ii) to apply such portion of the net proceeds to acquire such other properties or interests, to repay principal, interest and other amounts due with respect to indebtedness and to meet such other obligations as may be described in the Registration Statement on Form S-11 prepared and filed in connection with the IPO (the "REGISTRATION STATEMENT"), as the same shall be in effect on the day of the Offerings Closing.

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         (c) The following deliveries shall be made at the Closing:

                  (i) the Operating Partnership shall cause to be delivered to the Escrow Agent or its designee

                           (A) the Acquisition Consideration (any cash portion
                  of which shall be delivered in immediately available funds by check or wire transfer),

                           (B) a certificate of the general partner of the
                  Operating Partnership (the "GENERAL PARTNER") certifying that the Grantor has been or will be, effective as of the Closing, admitted as a limited partner of the Operating Partnership and that the Operating Partnership's books and records indicate or will indicate that the Grantor is the holder of the number of OP Units that Grantor is entitled to receive pursuant to
                  Section 1.3, and

                           (C) if such OP Units are to be represented by
                  certificates, a certificate or certificates in the name of the Grantor representing the number of OP Units to which the Grantor is entitled; and

                  (ii) upon receipt of the consideration set forth in clause (i) above and the documents and deliveries required by Section 2.3, the Escrow Agent will release the Closing Documents to the Operating Partnership and deliver to the Grantor the Acquisition Consideration.

         (d) Notwithstanding any other provision of this Agreement, the Operating Partnership may, in its sole discretion, elect not to consummate the contribution of all or any portion of the Interests as follows:

                  (i) in the event that the Grantor either identifies in its Assignment as defined in and delivered pursuant to Section 2.3(a) a breach of or other exception with respect to any of the representations, warranties or covenants contained in Article III or has otherwise breached this Agreement, or

                  (ii) in the event that all authorizations, consents or approvals of any governmental or administrative agency or authority or any third party necessary in order to consummate the contribution of the Interests, or there exists an order or judgment enjoining, restraining or prohibiting, or assessing substantial damages in respect of such consummation, or there shall be any action or proceeding instituted or threatened in writing to enjoin, restrain, prohibit or assess substantial damages in respect of such consummation, then, the Operating Partnership shall, in lieu of the delivery of the Acquisition Consideration pursuant to clause (c)(i) above, either

                  (x) in the case of an election not to consummate the contribution of all of the Interests, notify the Escrow Agent of such election and direct the Escrow Agent to return the Grantor's Closing Documents to the Grantor, or

                  (y) in all other cases, equitably adjust the delivery with respect to the Grantor pursuant to clause (c)(i) above to reflect the portion of the Grantor's Interests with respect to which the purchase is actually being made(provided, that, in no event shall the Acquisition Consideration, as adjusted hereunder, consist of less than one OP Unit), which adjustment shall be determined in the Operating Partnership's reasonable discretion, and shall in all events be binding upon the Grantor.

         (e) Except as the result of a default by the Grantor hereunder, if the Closing does not occur within 30 days of the date of the Option Notice, then neither the Operating Partnership nor the Grantor shall have any obligations under the Closing Documents, the Closing Documents shall be deemed null and void ab initio and the Operating Partnership will direct the Escrow Agent to destroy the Closing Documents it holds. This Agreement shall thereafter

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remain in effect and the Operating Partnership may thereafter exercise the
Option again at any time before the Option Termination Date.

         2.3 Documents to Be Delivered at the Closing. At or prior to the Closing, the Grantor shall, directly or through the attorney-in-fact appointed pursuant to Article V hereof, execute, acknowledge where deemed necessary or desirable by the Operating Partnership, and deliver to the Escrow Agent, in addition to any other documents mentioned elsewhere herein, the following:

         (a) An assignment of the Interests (the "ASSIGNMENT"), which shall be in the form attached hereto as Exhibit C attached hereto and shall contain a warranty of title that the Grantor owns the Interests free and clear of all Encumbrances (as defined in Section 3.1(a)), and shall either

                  (i) reaffirm the accuracy of all representations and warranties and the satisfaction of all covenants contained in Article III hereof, or

                  (ii) if such reaffirmation cannot be made, identify those representations, warranties and/or covenants contained in Article III hereof which the Grantor can no longer make or comply with, represent that the Grantor has used reasonable efforts to take such actions as would permit the Grantor to make such representations and warranties and/or to comply with such covenants, and reaffirm the accuracy of all other representations and warranties and the satisfaction of all other covenants contained in Article III hereof.

         (b) If requested by the Operating Partnership in the case where the Grantor is a corporation, partnership, limited liability company or trust, a certified copy of all necessary or appropriate corporate resolutions or partnership, limited liability company or trust actions authorizing the execution, delivery and performance by the Grantor of this Agreement and the Closing Documents.

         (c) If requested by the Operating Partnership in the case where the Grantor is a corporation, partnership, limited liability company or trust, an opinion from counsel for the Grantor in form and content reasonably acceptable to the Operating Partnership substantially to the effect that:

                  (i) the Grantor is a corporation, limited partnership, general partnership, limited liability company or trust duly organized, validly existing and in good standing under the laws of the state of its organization and had and has all applicable power and authority to execute, deliver and perform this Agreement and the Closing Documents;

                  (ii) the execution, delivery and performance by the Grantor of this Agreement and the Closing Documents, and the transactions contemplated hereby and thereby, do not:

                           (A) constitute a breach or a violation of the
                  Grantor's charter and/or bylaws, partnership agreement, operating agreement and articles of organization or declaration of trust, as applicable, or, to the knowledge of such counsel, any indenture, deed of trust, mortgage, loan or credit agreement or other material agreement or instrument to which the Grantor is a party or by which it or its assets or properties are bound or affected, except for such breach or violation as the Operating Partnership has represented and warranted will be waived or cured, or discharged or repaid prior to or contemporaneously with the Closing;

                           (B) to the knowledge of such counsel, constitute a
                  violation or any order, judgment or decree to which the Grantor is a party or by which it or any of its assets or properties are bound or affected; or

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                           (C) to the knowledge of such counsel, result in the
                  creation of any lien, charge or encumbrance upon any of the Grantor's assets or properties, except for Permitted Pledges (as defined in Section 3.1(a)); and

                  (iii) all applicable corporate, partnership, limited liability company or trust action necessary for the Grantor to execute and deliver this Agreement and the Closing Documents and to perform the transactions contemplated hereby and thereby has been taken and that the same have been validly executed and delivered and are the valid and binding obligations of the Grantor enforceable against it in accordance with their terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws affecting creditors' rights and remedies generally.

         (d) An affidavit establishing an exemption from the withholding requirements of the Foreign Investment in Real Property Tax Act ("FIRPTA"), as amended, provided, however, that if the Grantor fails to provide such an affidavit, the Operating Partnership shall be entitled to withhold from the Acquisition Consideration and pay to the Internal Revenue Service the sums required to be withheld pursuant to FIRPTA (and the amount so withheld shall be paid by the Operating Partnership to the Internal Revenue Service, in order for the Operating Partnership to comply with the provisions of Section 1445 of the Internal Revenue Code of 1986 or successor similar legislation, as the same may be amended hereafter).

         (e) The Lock-up Agreements and a duly executed signature page to the Amended and Restated Agreement of Limited Partnership of the Operating Partnership, a copy of which is attached hereto as Exhibit D (the "PARTNERSHIP AGREEMENT").

         (f) Any other documents, agreements or instruments as the Operating Partnership shall reasonably request in order to assign, transfer and convey the Grantor's Interests to the Operating Partnership and to otherwise effect the transactions contemplated hereby, including filings with any applicable governmental jurisdiction in which the Operating Partnership is required to file its partnership documentation.

         2.4 Cessation of Offerings. If at any time the Board of Directors of the Company determines in good faith to abandon the formation of the Company or the Offerings, the Operating Partnership will so advise the Grantor in writing and thereupon all parties hereto will be relieved of all obligations under this Agreement and all Closing Documents (except for obligations arising under Sections 2.5, 2.6, 3.5, 4.2 and 6.10).

         2.5 Closing Costs. The Operating Partnership agrees to pay all of the closing costs, other than the Grantor's legal fees, arising from the purchase of the Interests pursuant to the exercise by the Operating Partnership of the Option.

         2.6 Default. (a) If after having exercised the Option, the Operating Partnership fails to consummate the transactions contemplated hereby (including a failure due to the Offerings Closing not having occurred), then the Operating Partnership will pay to the Grantor the sum of $100.00 as liquidated and agreed upon damages. The parties acknowledge that it would be difficult, if not impossible, to ascertain the actual measure of the Grantor's damages in the event of the Operating Partnership's default and the parties agree that $100.00 is a fair reflection of the Grantor's damages in such event.

         (b) If the Grantor defaults with respect to its obligations under this Agreement, the Operating Partnership shall be entitled to exercise against the Grantor any and all remedies provided at law or in equity, including but not limited to, the right of specific performance.

         2.7 Further Assurances. The Grantor will, from time to time, execute and deliver to the Operating Partnership all such other and further instruments and documents and take or cause to be taken all such other and further action as the Operating Partnership may reasonably request in order to effect the transactions contemplated

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by this Agreement, including instruments or documents deemed necessary or desirable by the Operating Partnership to effect and evidence the purchase of the Grantor's Interests by the Operating Partnership in accordance with the terms of this Agreement.


                                  ARTICLE III:
            REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE GRANTOR

         As a material inducement to the Operating Partnership to enter into this Agreement and to consummate the transactions contemplated hereby, the Grantor hereby makes to the Operating Partnership each of the representations and warranties set forth in this Article III, which representations and warranties (unless otherwise noted) are true as of the date hereof. As a condition to the Operating Partnership's obligation to purchase the Interests after the exercise of the Option, such representations and warranties must be true as of the Closing Date.

         3.1 Title to Interests. (a) Except as set forth on Schedule C attached hereto, the Grantor owns beneficially and of record, free and clear of any claim, lien, pledge (except for pledges relating to the debt or equity financing of any real property owned by the Partnership (any such pledge, a "PERMITTED PLEDGE")), voting agreement, option, charge, security interest, mortgage, deed of trust, encumbrance, right of assignment, purchase right or other rights of any nature whatsoever (each, an "ENCUMBRANCE"), and has full power and authority to convey free and clear of any Encumbrances, its Interests and, upon delivery of an Assignment by the Grantor conveying its Interests and delivery of the Acquisition Consideration by the Operating Partnership for such Interests as herein provided, the Operating Partnership will acquire good and valid title thereto, free and clear of any Encumbrance, except Encumbrances created in favor of the Operating Partnership by the transactions contemplated hereby.

         (b) Each of the Grantor's Interests representing an interest in the Partnership has been validly issued and the Grantor has funded (or will fund before the same is past due) all capital contributions and advances to the Partnership in which such Interest represents an interest that are required to be funded or advanced prior to the date hereof and the Closing.

         (c) There are no agreements, instruments or understandings with respect to any of the Interests except, in the case of any Interest constituting an interest in the Partnership, as set forth in the partnership agreement of the Partnership.

         (d) The Grantor has no interest, either direct or indirect, in any of the partnerships or properties set forth on Schedule D attached hereto (the"Other Partnerships and Properties") except for the Interests identified on Exhibit A which are the subject of this Agreement, and other interests in the Other Partnerships and Properties which are the subject of other, similar, option agreements with the Operating Partnership.

         (e) No Permitted Pledge will be in existence as of the date of the Closing, and the Grantor shall provide, at the Closing, such documentary evidence of the release of any Permitted Pledge as the Operating Partnership may reasonably request.

         (f) In making the representations in this Section 3.1 regarding the absence of Encumbrances, the Grantor may assume that the consents and waivers of rights set forth in Section 6.9 hereof have been given by all partners of the Partnership, partners in partnerships, members of limited liability companies or beneficiaries of trusts (in each case, only in their capacity as such) in which the Grantor's Interests represent direct or indirect interests.

         3.2 Organization; Authority; No Conflicts. (a) If the Grantor is not a natural person, it is a corporation, limited partnership, general partnership, limited liability company or trust duly organized, validly existing and in good standing under the laws of the state of its organization.

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         (b) The Grantor has full right, authority, power and capacity:

                  (i) to execute and deliver this Agreement, each Closing Document and each other agreement, document and instrument to be executed and delivered by or on behalf of the Grantor pursuant to this Agreement;

                  (ii) to perform the transactions contemplated hereby and thereby; and

                  (iii) to transfer, assign, convey and deliver all of the Interests to the Operating Partnership in accordance with this Agreement.

         (c) All applicable corporate, partnership, limited liability company, trust or other action necessary for Grantor to execute and deliver this Agreement, the Closing Documents and each other agreement, document and instrument executed by or on behalf of the Grantor pursuant to this Agreement, and to perform the transactions contemplated hereby and thereby, has been taken, or will be taken prior to the Closing Date.

         (d) This Agreement, each Closing Document and each other agreement, document and instrument executed and delivered by or on behalf of the Grantor pursuant to this Agreement constitutes, or when executed and delivered will constitute, the legal, valid and binding obligation of the Grantor, each enforceable in accordance with its respective terms.

         (e) Except for any breaches, violations or defaults which will be waived or cured, or discharged or repaid prior to or contemporaneously with the Closing, the execution, delivery and performance of this Agreement, the Closing Documents and each other agreement, document and instrument to be executed and delivered by or on behalf of the Grantor:

                  (i) does not and will not violate the Grantor's charter and/or bylaws, partnership agreement, operating agreement or declaration of trust, as applicable;

                  (ii) does not and will not violate any foreign, federal, state, local or other laws applicable to the Grantor or require the Grantor to obtain any approval, consent or waiver of, or make any filing with, any person or authority (governmental or otherwise) that has not been obtained or made and which does not remain in effect; and

                  (iii) does not and will not result in a breach or a violation of, constitute a default under, accelerate any obligation under or give rise to a right of termination of, any indenture, deed of trust, mortgage, loan or credit agreement or any other agreement, contract, instrument, lease, permit, authorization, order, writ, judgment, injunction, decree, determination or arbitration award to which the Grantor is a party or by which the property of the Grantor is bound or affected, or result in the creation of any Encumbrance on any of the property or assets of any Partnership in which any Interest of the Grantor represents an interest.

         (f) In making the representations set forth in this Section 3.2, the Grantor may assume

                  (i) that the consents and waivers of rights set forth in
         Section 6.9 hereof have been given by all partners of the Partnership, partners in partnerships, members of limited liability companies or beneficiaries of trusts (in each case, only in their capacity as such) in which the Grantor's Interests represent direct or indirect interests and

                  (ii) that, for purposes of making such representation as of the date hereof, any Permitted Pledge has been released.

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         3.3 Litigation. (a) The Grantor knows of no litigation or proceeding, whether judicial, administrative or arbitral, pending or overtly threatened, affecting all or any portion of the Interests or the Grantor's ability to consummate the transactions contemplated hereby.

         (b) The Grantor knows of no outstanding order, writ, injunction or decree of any court, government, governmental entity or authority or arbitration against or affecting all or any portion of its Interests, which in any such case would impair the Grantor's ability to enter into and perform all of its obligations under this Agreement.

         3.4 No Other Agreements. (a) The Grantor has made no agreement with, and will not enter into any agreement with, and has no obligation (absolute or contingent) to, any other person or entity to sell, transfer, dispose of or in any way encumber any of the Interests or restricting in any way the Grantor's ability to sell the Interests to the Operating Partnership or to enter into any agreement with respect to the Interests.

         (b) In making the representations set forth in this Section 3.4, the Grantor may assume

                  (i) that the consents and waivers of rights set forth in
         Section 6.9 hereof have been given by all partners of the Partnership, partners in partnerships, members of limited liability companies or beneficiaries of trusts (in each case, only in their capacity as such) in which the Grantor's Interests represent direct or indirect interests and

                  (ii) that, for purposes of making such representations as of the date hereof, any Permitted Pledge has been released.

         3.5 No Brokers. The Grantor has not entered into, and covenants that it will not enter into, any agreement, arrangement or understanding with any person or entity which will result in the obligation of the Operating Partnership to pay any finder's fee, brokerage commission or similar payment in connection with the transactions contemplated hereby.

         3.6 Investment Representations and Warranties.

         (a) (i) The Grantor has received and reviewed a copy of the Private Placement Memorandum (the "PRIVATE PLACEMENT MEMORANDUM") prepared in connection with the contribution of Interests to the capital of the Operating Partnership (which Private Placement Memorandum includes a draft Registration Statement, the Summary of Partnership Agreement Provisions (the "PARTNERSHIP SUMMARY") and the Summary of Tax Matters (the "TAX MATTERS SUMMARY"), and understands the risks of, and other considerations relating to, an investment in OP Units.

                  (ii) The Grantor, by reason of its business and financial experience, together with the business and financial experience of those persons, if any, retained by it to represent or advise it with respect to its investment in OP Units,

                           (A) has such knowledge, sophistication and experience
                  in financial and business matters and in making investment decisions of this type that it is capable of evaluating the merits and risks of and of making an informed investment decision with respect to an investment in OP Units,

                           (B) is capable of protecting its own interest or has
                  engaged representatives or advisors to assist it in protecting its interests and

                           (C) is capable of bearing the economic risk of such
                  investment.

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                  (iii) (A) The Grantor is an "accredited investor" as defined in Rule 501 of the regulations promulgated under the Securities Act.

                           (B) If the Grantor has retained or retains a person
                  to represent or advise it with respect to its investment in OP Units, the Grantor will advise the Operating Partnership of such retention and, at the Operating Partnership's request, the Grantor shall, prior to or at the Closing,

                                    (I) acknowledge in writing such
                           representation and

                                    (II) cause such representative or advisor to
                           deliver a certificate to the Operating Partnership containing such representations as may be reasonably requested by the Operating Partnership.

         (b) (i) The Grantor understands that an investment in the Operating Partnership involves substantial risks.

                  (ii) The Grantor has been given the opportunity to make a thorough investigation of the proposed activities of the Operating Partnership and has been furnished with materials relating to the Operating Partnership and its proposed activities, including, without limitation, the Private Placement Memorandum, the Partnership Summary and the Tax Matters Summary.

                  (iii) The Grantor has been afforded the opportunity to obtain any additional information requested by it.

                  (iv) The Grantor has had an opportunity to ask questions of and receive answers from representatives of the Operating Partnership concerning the Operating Partnership and its proposed activities and the terms and conditions of an investment in OP Units.

                  (v) The Grantor has relied and is making its investment decision based upon the Private Placement Memorandum, the Partnership Summary, the Tax Matters Summary and other written information provided to the Grantor by or on behalf of the Operating Partnership.

         (c) (i) The OP Units to be issued to the Grantor at the Closing will be acquired by the Grantor for its own account, for investment only and not with a view to, or with any intention of, a distribution or resale thereof, in whole or in part, or the grant of any participation therein.

                  (ii) The Grantor was not formed for the specific purpose of acquiring an interest in the Operating Partnership.

         (d) (i) The Grantor acknowledges that

                           (A) the OP Units to be issued to the Grantor at the
                  Closing have not been registered under the Securities Act or state securities laws by reason of a specific exemption or exemptions from registration under the Securities Act and applicable state securities laws and, if such OP Units are represented by certificates, such certificates will bear a legend to such effect,

                           (B) the Company's and the Operating Partnership's
                  reliance on such exemptions is predicated in part on the accuracy and completeness of the representations and warranties of the Grantor contained herein,

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                           (C) the OP Units to be issued to the Grantor at the
                  Closing may not be resold or otherwise distributed unless registered under the Securities Act and applicable state securities laws, or unless an exemption from registration is available,

                           (D) there is no public market for such OP Units, and

                           (E) the Operating Partnership has no obligation or
                  intention to register such OP Units under the Securities Act or any state securities laws or to take any action that would make available any exemption from the registration requirements of such laws.

                  (ii) The Grantor hereby acknowledges that because of the restrictions on transfer or assignment of such OP Units to be issued hereunder, which will be set forth in the Partnership Agreement and in the Lockup Agreements, the Grantor may have to bear the economic risk of the investment commitment evidenced by this Agreement and any OP Units issued hereunder for an indefinite period of time.

         (e) The address set forth under the Grantor's signature on the signature page hereto is the address of the Grantor's principal place of business or, if a natural person, the address of the Grantor's residence, and the Grantor has no present intention of becoming a resident of any country, state or jurisdiction other than the country and state in which such principal place of business or residence is situated.

         3.7 Private Placement Memorandum. (a) The Grantor understands and acknowledges that the Private Placement Memorandum, including, but not limited to, the descriptions of the various transactions relating to the formation and business of the Company and the Operating Partnership set forth in the Private Placement Memorandum, are in draft form only, and such transactions are subject to change without the consent of the Grantor.

         (b) Without limiting the foregoing, such changes may include the deletion (or addition) of one or more properties expected to be acquired by the Operating Partnership and changes in the amount of the indebtedness expected to be repaid with the proceeds of the Offerings.

         (c) The Operating Partnership shall not be obligated to obtain the Grantor's consent as a result of such changes, although such changes could affect the nature and value of the Grantor's investment in OP Units.

         3.8 Covenant to Remedy Breaches. The Grantor covenants to use all reasonable efforts within its control

         (a) to prevent the breach of any representation or warranty of the Grantor hereunder,

         (b) to satisfy all covenants of the Grantor hereunder and

         (c) to promptly clear any breach of a representation, warranty or covenant of the Grantor hereunder upon its learning of same.


                                   ARTICLE IV:
     REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE OPERATING PARTNERSHIP

         As a material inducement to the Grantor to enter into this Agreement and to consummate the transactions contemplated hereby, the Operating Partnership hereby makes to the Grantor each of the representations and warranties set forth in this Article IV, which representations and warranties are true as of the date hereof and shall be true as of the date of the Closing.

         4.1 Authority. (a) The Operating Partnership is a limited partnership duly organized, validly existing and in good standing under the laws of the state of Delaware.

         (b) The Operating Partnership has full right, authority, power and capacity:

                  (i) to execute and deliver this Agreement, each Closing Document to which it is a party and each other agreement, document and instrument to be executed and delivered by or on behalf of it pursuant to this Agreement;

                  (ii) to perform the transactions contemplated hereby and thereby; and

                  (iii) to issue OP Units to each Grantor pursuant to and in accordance with the terms of this Agreement.

         (c) This Agreement, each Closing Document to which the Operating Partnership is a party and each agreement, document and instrument executed and delivered by the Operating Partnership pursuant to this Agreement constitutes, or when executed and delivered will constitute, the legal, valid and binding obligation of the Operating Partnership, each enforceable in accordance with its respective terms.

         (d) The execution, delivery and performance of this Agreement, each Closing Document to which the Operating Partnership is a party and each such agreement, document and instrument by the Operating Partnership:

                  (i) does not and will not violate the partnership agreement of the Operating Partnership;

                  (ii) does not and will not violate any foreign, federal, state, local or other laws applicable to the Operating Partnership or require the Operating Partnership to obtain any approval, consent or waiver of, or make any filing with, any person or authority (governmental or otherwise) that has not been obtained or made and which does not remain in effect; and

                  (iii) does not and will not result in a breach or a violation of, constitute a default under, accelerate any obligation under or give rise to a right of termination of, any indenture, deed of trust, mortgage, loan or credit agreement, any other material agreement, contract, instrument, lease, permit or authorization, or any order, writ, judgment, injunction, decree, determination or arbitration award to which the Operating Partnership is a party or by which the property of the Operating Partnership is bound or affected.

         4.2 No Brokers. The Operating Partnership has not entered into, and covenants that it will not enter into, any agreement, arrangement or understanding with any person or entity which will result in the obligation of any Grantor to pay any finder's fee, brokerage commission or similar payment in connection with the transactions contemplated hereby.


                          ARTICLE V: POWER OF ATTORNEY

         5.1 Grant of Power of Attorney. (a) The Grantor does hereby irrevocably appoint Lawrence H. Feldman, Robert Cox and the Operating Partnership, and each of them individually, with full power of substitution (each such person or the Operating Partnership or any such successor of any of them acting in his, her or its capacity as attorney-in-fact pursuant hereto, an "ATTORNEY-IN-FACT"), as the true and lawful attorney-in-fact and agent of the Grantor, to act in the name, place and stead of the Grantor:

                  (i) To take for the Grantor all steps deemed necessary or advisable by the Operating Partnership in connection with the Offerings, including without limitation

                           (A) filing a registration statement and amendments
                  thereto (the "Registration Statement") under the Securities Act which describes the benefit to be received by the Grantor in connection with the formation of the Company and the offering of the Company's Common Stock,

                           (B) distributing a preliminary prospectus and
                  prospectus regarding the offering of the Company's Common Stock (respectively, the "PRELIMINARY PROSPECTUS" and "PROSPECTUS") which contain such information as is deemed necessary or desirable to lawfully effect the IPO, and preliminary and final offering memoranda regarding the offering of the Company's Common Stock in the concurrent private placement, which contain such information as is deemed necessary or desirable to effect the concurrent private placement,

                           (C) to enter into the Lock-Up Agreements, and

                           (D) to take such other steps as the Attorney-in-Fact
                  may deem necessary or advisable.

                  (ii) To make, execute, acknowledge and deliver all such other contracts, orders, receipts, notices, requests, instructions, certificates, consents, letters and other writings (including without limitation the Closing Documents, any other documents relating to the sale of the Grantor's Interests to the Operating Partnership, and any consents contemplated by Section 6.9 hereof) and, in general, to do all things and to take all actions which the Attorney-in-Fact in its sole discretion may consider necessary or proper in connection with or to carry out the transactions contemplated by this Agreement and the Closing Documents as fully as could the Grantor if personally present and acting.

         (b) (i) The Power of Attorney granted by the Grantor pursuant to this
         Article V and all authority conferred hereby is granted and conferred subject to and in consideration of the interest of the Operating Partnership and the Company and is for the purpose of completing the transactions contemplated by this Agreement.

                  (ii) The Power of Attorney of the Grantor granted hereby and all authority conferred hereby is coupled with an interest and therefore shall be irrevocable and shall not be terminated by any act of the Grantor or by operation of law, whether by the death, disability, incapacity, dissolution or liquidation of the Grantor or by the occurrence of any other event or events (including without limitation the termination of any trust or estate for which the Grantor is acting as a fiduciary or fiduciaries), and if, after the execution hereof, the Grantor shall die or become disabled or incapacitated or is dissolved or liquidated, or if any other such event or events shall occur before the completion of the transactions contemplated by this Agreement, each Attorney-in-Fact shall nevertheless be authorized and directed to complete all such transactions as if such death, disability, incapacity, dissolution, liquidation or other event or events had not occurred and regardless of notice thereof.

         (c) The Grantor agrees that, at the request of the Operating Partnership, it will promptly execute a separate power of attorney on the same terms set forth in this Article V, such execution to be witnessed and notarized.

         (d) The Grantor acknowledges that Lawrence Feldman, Robert Cox and the Operating Partnership have, and any successor thereof acting as Attorney-in-Fact may have, an economic interest in the transactions contemplated by this Agreement.

         5.2 Limitation on Liability. (a) It is understood that each Attorney-in-Fact assumes no responsibility or liability to any person by virtue of the Power of Attorney granted by the Grantor hereby.

         (b) Each Attorney-in-Fact makes no representations with respect to and shall have no responsibility for the formation of the Company, the purchase of the Interests by the Operating Partnership, the Registration Statement, the

Prospectus or any Preliminary Prospectus, nor for any aspect of either Offering, and it shall not be liable for any error of judgment or for any act done or omitted or for any mistake of fact or law except for its own gross negligence or bad faith.

         (c) The Grantor agrees to indemnify each Attorney-in-Fact for and to hold each Attorney-in-Fact harmless against any loss, claim, damage or liability incurred or in part arising out of or in connection with its acting as Attorney-in-Fact under the Power of Attorney created by the Grantor hereby, as well as the cost and expense of investigating and defending against any such loss, claim, damage or liability, except to the extent such loss, claim, damage or liability is due to the gross negligence or bad faith of such Attorney-in-Fact.

         (d) The Grantor agrees that each Attorney-in-Fact may consult with counsel of its own choice (who may be counsel for the Operating Partnership and/or the Company) and it shall have full and complete authorization and protection for any action taken or suffered by it hereunder in good faith and in accordance with the opinion of such counsel.

         5.3 Ratification; Third Party Reliance. The Grantor does hereby ratify and confirm all that any Attorney-in-Fact shall lawfully do or cause to be done by virtue of the exercise of the powers granted unto it by the Grantor hereunder, and the Grantor authorizes the reliance of third parties on this Power of Attorney and waives its right, if any, as against any such third party for its reliance hereon.


                            ARTICLE VI: MISCELLANEOUS

         6.1 Amendment and Waiver. Any amendment hereto shall be effective only against those parties hereto who have acknowledged in writing their consent to such amendment. This Agreement without notice to or the consent of any Grantor for the purpose of adding additional Grantors as parties hereto or deleting Grantors as parties hereto and conforming Exhibits A and B in connection with such additions or deletions. No waiver of any provisions of this Agreement shall be valid unless in writing and signed by the party against whom enforcement is sought.

         6.2 Entire Agreement; Counterparts; Applicable Law. This Agreement

         (a) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof,

         (b) may be executed in several counterparts, each of which will be deemed an original and all of which shall constitute one and the same instrument and

         (c) shall be governed in all respects, including validity, interpretation and effect, by the laws of the State of New York, without giving effect to the conflicts of law provisions thereof.

         6.3 Assignability. This Agreement shall be binding upon, and shall be enforceable by and inure to the benefit of, the parties hereto and their respective heirs, legal representatives, successors and assigns; provided, however, that this Agreement may not be assigned (except by operation of law) by the Operating Partnership without the prior written consent of the Grantor, or by the Grantor without the prior written consent of the Operating Partnership, and any attempted assignment without such consent shall be void and of no effect; provided, further, however, that the Operating Partnership may assign all or any portion of this Agreement and the Closing Documents and any agreement contemplated hereunder or thereunder to the Company or to an affiliate of the Operating Partnership or the Company without the consent of the Grantor.

         6.4 Titles. The titles and captions of the Articles, Sections and paragraphs of this Agreement are included for convenience of reference only and shall have no effect on the construction or meaning of this Agreement.

         6.5 Third Party Beneficiary. No provision of this Agreement is intended, nor shall it be interpreted, to provide or create any third party beneficiary right or any other right of any kind in any customer, affiliate, stockholder, partner, director, officer or employee of any party hereto or any other person or entity, provided, however, that Article V and Sections 6.3 and
6.9 of this Agreement shall be enforceable by and shall inure to the benefit of the persons described therein.

         6.6 Severability. (a) If any provision of this Agreement, or the application thereof, is for any reason held to any extent to be invalid or unenforceable, the remainder of this Agreement and application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto.

         (b) The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of the void or unenforceable provision and to execute any amendment, consent or agreement deemed necessary or desirable by the Operating Partnership to effect such replacement.

         6.7 Equitable Remedies. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any federal or state court located in the State of New York (as to which the parties agree to submit to jurisdiction for the purposes of such action), this being in addition to any other remedy to which they are entitled under this Agreement or otherwise at law or in equity.

         6.8 Notices; Exercise of Option. Any notice or demand which must or may be given under this Agreement (including the exercise by the Operating Partnership of the Option) or by law shall, except as otherwise provided, be in writing and shall be deemed to have been given (i) when physically received by personal delivery (which shall include the confirmed receipt of a telecopied facsimile transmission), (ii) three (3) business days after being deposited in the United States certified or registered mail, return receipt requested, postage prepaid, or (iii) one (1) business day after being deposited with a nationally known commercial courier service utilizing its next day delivery service (such as Federal Express); addressed and delivered or telecopied in the case of a notice to the Operating Partnership to the following address and telecopy number:

                  Tower Realty Operating Partnership, L.P.
                  c/o Feldman Equities
                  120 West 45th Street
                  New York, New York  10036-4003
                  Attention: Lawrence Feldman
                  Phone: (212)768-9010
                  Telecopy: (212)768-9479

with a copy to:

                  Battle Fowler LLP
                  75 East 55th Street
                  New York, New York 10022
                  Attention: Steven L. Lichtenfeld, Esq.
                  Phone: (212)856-6996
                  Telecopy: (212)858-7823

and addressed and delivered or telecopied, in the case of a notice to the Grantor, to the address and telecopy number set forth under the Grantor's name in Schedule A hereto.

         6.9 Waiver of Rights; Consents with Respect to Partnership Interests.
(a) The Grantor acknowledges that the agreements contained herein and the transactions contemplated hereby and any actions taken in contemplation of the transactions contemplated hereby (including the declaration of any dividend or distribution in the form of Interests) may conflict with, and may not have been contemplated by, the partnership agreement of one or more Other Partnerships in which one or more of the Interests represent a direct or indirect interest or another agreement among one or more holders of such Interests or one or more of the partners of any such partnership.

         (b) With respect to each Other Partnership in which the Interests represents a direct or indirect interest, the Grantor expressly gives all Consents (as defined below) (and any consent necessary to authorize the proper parties in interest to give all Consents) and Waivers (as defined below) necessary or desirable to facilitate any Conveyance Action (as defined below) relating to such partnership (as such terms are defined below).

         (c) The Grantor further agrees that the Grantor will take no action to enjoin, or seek damages resulting from, any Conveyance Action by any holder of a direct or indirect interest in a partnership in which an Interest of the Grantor represents a direct or indirect interest.

         (d) The Waivers and Consent contained in this Section 6.9 shall terminate upon the termination of this Agreement, except as to transactions completed hereunder prior to termination.

         (e) (i) As used herein, the term "CONVEYANCE ACTION" means, with respect to any Other Partnership having a direct or indirect ownership interest in any property,

                  (ii) the conveyance or agreement to convey by a partner thereof or by any holder of an indirect interest therein of its direct or indirect interest in such partnership to the Operating Partnership or the Company or to another person in connection with the formation of the Operating Partnership or the Company as described in the Registration Statement, or

                  (iii) the entering into by any such partner or holder of any agreement relating to

                           (A) the formation of the Operating Partnership or the
                  Company as described in the Registration Statement,

                           (B) the direct or indirect acquisition by the
                  Operating Partnership or the Company of any such direct or indirect interest, or

                           (C) the transactions described in or contemplated by
                  the Registration Statement, or

                  (iv) the taking by any such partner or holder of any action necessary or desirable to facilitate any of the foregoing, including, without limitation, the following (provided that the same are taken in furtherance of the foregoing):

                           (A) any sale or distribution to any person of a
                  direct or indirect interest in such partnership or an undivided tenant-in-common interest in the property represented by such partnership interest,

                           (B) the entering into of any agreement with any
                  person or entity that grants to such person or entity the right to purchase a direct or indirect interest in such partnership, and

                           (C) the giving of the Consents and Waivers contained
                  in this Section 6.9 or consents or waivers similar thereto in form or purpose.

                  (v) As used herein, the term "CONSENTS" means, with respect to any such partnership, any consent deemed by the Operating Partnership to be necessary or desirable under the partnership agreement of such partnership or any other agreement among all or any of the holders of interests therein or any other agreement relating thereto or referred to therein

                           (A) to permit any and all Conveyance Actions relating
                  to such partnership or to amend such partnership agreement and/or other agreements so that no provision thereof prohibit, restricts, impairs or interferes with any Conveyance Action (such amendment to include, without limitation, the deletion of provisions which cause a default under such agreement if interests therein are transferred for other than cash),

                           (B) to admit the Operating Partnership (or the
                  Company or any affiliate of the Operating Partnership or the Company in accordance with Section 6.3 above) as a substitute limited partner or general partner of such partnership upon the Operating Partnership's acquisition of a limited or general partner interest therein, respectively, and to adopt such amendment as is necessary or desirable to effect such admission,

                           (C) to adopt any amendment as may be deemed desirable
                  by the Operating Partnership, either simultaneously with or immediately prior to the acquisition of a limited or general partnership interest therein, provided, however, that such amendment will not result in any increased liability on the part of any Grantor hereunder or under the applicable partnership agreement, and

                           (D) to continue such partnership following the
                  transfer of interests therein to the Operating Partnership (or the Company or any affiliate of the Operating Partnership or the Company in accordance with Section 6.3 above).

                  (vi) As used herein, the term "WAIVERS" means, with respect to a partnership of which an Interest represents a direct or indirect interest, the waiving of any and all rights that the Grantor may have with respect to, and (to the extent possible) that any other person may have with respect to, or that may accrue to the Grantor or other person upon the occurrence of, a Conveyance Action relating to such partnership, including, but not limited to, the following rights:

                           (A) rights of notice,

                           (B) rights to response periods,

                           (C) rights to purchase the direct or indirect
                  interest of another partner in such partnership (or the Interests represented by such partnership interest) or to sell the Grantor's or other person's direct or indirect interest therein to another partner,

                           (D) rights to sell the Grantor's or other person's
                  direct or indirect interest therein at a price other than as provided herein, or

                           (E) rights to prohibit, limit, invalidate, otherwise
                  restrict or impair any such Conveyance Action or to cause a termination or dissolution of such partnership because of such Conveyance Action.

         (f) The Grantor by its execution hereof

                  (i) with respect to each Other Partnership in which an Interest owned by the Grantor represents a direct or indirect interest therein, gives such consent as is necessary to cause each Partnership, as applicable, to have authority to transfer all or substantially all of the assets of such Partnership to the Operating Partnership on such terms and conditions as such Other Partnership and the Operating Partnership may agree; and

                  (ii) agrees that the Grantor's Acquisition Consideration may be reduced to reflect such direct transfer of assets and the consequent receipt of cash and other consideration directly by such Other Partnership, provided that the total consideration to be received by the Grantor either directly hereunder or indirectly through the receipt of distributions from an Other Partnership shall equal Grantor's Acquisition Consideration.

         (g) (i) The Grantor by its execution hereof gives such consent as is necessary to cause, with respect to the partnership agreement of each partnership in which an Interest of the Grantor represents, directly or indirectly, a limited partner or general partner interest, an amendment thereto to enable such partnership, to the extent permissible under applicable law,

                           (A) to admit the Operating Partnership (or the
                  Company or any affiliate of the Operating Partnership or the Company in accordance with Section 6.3 above) as a substitute limited partner therein and/or a substitute general partner therein if the Operating Partnership (or the Company or any affiliate of the Operating Partnership or the Company in accordance with Section 6.3 above) by the exercise of the Option acquires a limited partnership interest or a general partnership interest in such partnership,

                           (B) to redeem the interest of any other partner
                  therein who has not agreed to become a party to this Agreement,

                           (C) to distribute to all partners thereof, including
                  any partner who has not agreed to become a party to this Agreement, OP Units and cash (in such proportions to each partner therein as the general partner or general partners thereof may determine, provided that the Grantor receives as a result of all such distributions and the direct payment of consideration hereunder, the amount of cash that is in conformity with the Acquisition Consideration of the Grantor provided for herein), and thereafter, at the Operating Partnership's option, to dissolve, and

                           (D) any such other amendment as the Operating
                  Partnership may deem desirable,

         provided that such amendment occurs simultaneously with or immediately prior to the acquisition of the applicable partnership interest, and provided further, that such amendment will not result in any increased liability on the part of any Grantor hereunder or under the applicable partnership agreement.

                  (ii) Each Attorney-in-Fact may on behalf of the Grantor execute such consents, amendments or other instruments as it deems necessary or desirable in connection with the foregoing.

         6.10 Confidentiality. (a) The Grantor shall treat as strictly confidential the fact that the Company is contemplating an offering of its Common Stock until such time as the Company has filed the Registration Statement with the Securities and Exchange Commission, and shall not communicate at any time the terms of this Agreement to any person other than counsel or advisors to the Grantor who agree to keep such terms confidential and any lender holding a lien on any Interests.

         (b) The Grantor shall treat all information received from the Operating Partnership or its counsel or advisors pertaining to the Operating Partnership or the Company confidential and shall disseminate same only to counsel to the Grantor who agree to keep such information confidential.

         6.11 Computation of Time. Any time period provided for herein which shall end on a Saturday, Sunday or bank or legal holiday shall extend to 5:00 p.m. of the next full business day. All times are New York City time.

         6.12 Survival. It is the express intention and agreement of the parties hereto that the representations, warranties and covenants of the Grantor set forth in this Agreement shall survive the consummation of the transactions contemplated hereby.

         6.13 Time of the Essence. Time is of the essence with respect to all obligations of the Grantor under this Agreement.

         IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement, or caused this Agreement to be duly executed on its behalf, as of the date first written above.

                           OPERATING PARTNERSHIP:

                           TOWER REALTY OPERATING
                           PARTNERSHIP, L.P.

                           By:      TOWER REALTY TRUST, INC.,
                                    its general partner



                                    By:      /s/ Robert Cox
                                             -----------------------------------
                                             Name:    Robert Cox
                                             Title:   Executive Vice President

                           GRANTOR:

                           DANA II ASSOCIATES LIMITED PARTNERSHIP

                           By: each of its partners

                           /s/ Lawrence H. Feldman
                           -----------------------------------------------------
                           Lawrence H. Feldman

                           /s/ Stanley B. Grey
                           -----------------------------------------------------
                           Stanley B. Grey

                           /s/ Michael C. Zerner
                           -----------------------------------------------------
                           Michael C. Zerner

                           STELLAR ASSOCIATES

                           By: each of its partners

                           /s/ Valerie Herts
                           -----------------------------------------------------
                           Valerie Herts

                           /s/ Lawrence H. Feldman
                           -----------------------------------------------------
                           Lawrence H. Feldman

                           /s/ Jeffrey Feldman
                           -----------------------------------------------------
                           Jeffrey Feldman

                                                                      Schedule A

                                    Interests

Grantor's Name & Address                       Description of Interests

Dana II Associates Limited Partnership         2.80% Class A
c/o Feldman                                    Limited Partner Interest in
120 West 45th Street                           the Partnership.
New York, NY  10036

                                                                      Schedule B

                        Form of Acquisition Consideration

                           Six (6) OP Units, with the
                           remaining balance paid in cash.

                                                                      Schedule C

                               Exceptions to Title

                           Pledge to General Electric Real Estate Equities, Inc. ("GE") pursuant to the Pledge and Security Agreement, dated September 29, 1989, in connection with the related Assignment Agreement, dated September 29, 1989 (together, the "Dana Agreements").

                           The Grantor hereby consents to the assignment by GE to the Operating Partnership of all of GE's right, title and interest in and to the Dana Agreements.

                                                                      Schedule D

                 Interests in Other Partnerships and Properties

                                      None

                        Other Partnerships and Properties

                  Property                                              Partnership Owner
1.        286 Madison Avenue                                   286 Madison, L.P.
          New York, New York

2.        290 Madison Avenue                                   290 Madison, L.P.
          New York, New York

3.        292 Madison Avenue                                   292 Madison, L.P.
          New York, New York

4.        120 Executive Centre                                 Tower Mineola Limited Partnership
          Mineola, New York                                    (former owner was CXX Mineola Limited
                                                               Partnership)

5.        Corporate Center Building 10010-30                   Corporate Center Associates, Limited Partnership
          Phoenix, Arizona

6.        Corporate Center Building 10040                      Corporate Center Associates, Limited Partnership
          Phoenix, Arizona

7.        Corporate Center Building 10050                      Corporate Center Associates, Limited Partnership
          Phoenix, Arizona

8.        Corporate Center Building 10210                      Corporate Center Associates, Limited Partnership
          Phoenix, Arizona

9.        Corporate Center Building 10220                      Corporate Center Associates, Limited Partnership
          Phoenix, Arizona

10.       Corporate Center Building 9630                       Corporate Center Associates, Limited Partnership
          Phoenix, Arizona

11.       2800 North Central Avenue                            2800 Associates, L.P.
          Phoenix, Arizona

12.       Century Plaza                                        Executive Villas Limited Partnership
          Phoenix, Arizona

13.       5151 E. Broadway                                     East Broadway 5151 Limited Partnership
          Tucson, Arizona

14.       One Orlando Center                                   Magnolia Associates Limited Partnership
          Orlando, Florida

15.       Maitland Forum                                       Maitland Property Investors, Ltd.
          Maitland, Florida